BANDAG, INCORPORATED AND SUBSIDIARIES

                                                                    Exhibit 99.1


                                                         (In thousands except
                                                            per share data)
                                                        ------------------------
                                                          Three Months Ended
                                                        ------------------------
Unaudited Condensed Consolidated
   Statements of Earnings                                3/31/00        3/31/99
--------------------------------------------------------------------------------
Net sales                                               $ 224,289     $ 224,138
Interest income                                             1,579         1,524
Other income                                                2,289         1,173
                                                        ---------     ---------
                                                          228,157       226,835

Cost of products sold                                     136,841       135,198
Engineering, selling,
  administrative and other expenses                        71,613        72,061
Interest expense                                            2,289         2,564
                                                        ---------     ---------
                                                          210,743       209,823
                                                        ---------     ---------

Earnings before income taxes                               17,414        17,012
Income taxes                                                7,401         6,975
                                                        ---------     ---------
Net earnings                                            $  10,013     $  10,037
                                                        =========     =========
Net earnings per share - Basic                          $    0.48     $    0.46
Net earnings per share - Diluted                        $    0.48     $    0.46
Cash dividends per share                                $   0.295     $   0.285
Depreciation included in expense                        $   9,892     $   9,648
Amortization included in expense                        $   2,510     $   2,422
Average shares outstanding - Basic                         20,734        21,903
Average shares outstanding - Diluted                       20,781        21,990

                                                            (In thousands)
                                                        ------------------------
                                                          Three Months Ended
                                                        ------------------------
Unaudited Condensed Consolidated
  Statements of Cash Flows                                3/31/00      3/31/99
--------------------------------------------------------------------------------
Operating Activities
  Net earnings                                            $ 10,013     $ 10,037
  Provision for depreciation and amortization               12,402       12,070
  Increase in operating assets and liabilities - net        12,239       18,511
                                                          --------     --------
    Net cash provided by operating activities               34,654       40,618

Investing Activities
  Additions to property, plant and equipment                (5,859)      (9,908)
  Purchases of investments                                  (3,740)      (3,057)
  Maturities of investments                                  2,331        6,104
  Payments for acquisitions of businesses                   (1,613)      (1,698)
                                                          --------     --------
    Net cash used in investing activities                   (8,881)      (8,559)

Financing Activities
  Principal payments on short-term notes
   payable and other long-term liabilities                    (222)      (5,840)
  Cash dividends                                            (6,127)      (6,245)
  Purchases of Common Stock and Class A Common Stock           (50)      (1,196)
                                                          --------     --------
    Net cash used in financing activities                   (6,399)     (13,281)

Effect of exchange rate changes on cash
 and cash equivalents                                         (434)      (2,924)
                                                          --------     --------
   Increase in cash and cash equivalents                    18,940       15,854
Cash and cash equivalents at beginning of year              50,633       37,912
                                                          --------     --------
   Cash and cash equivalents at end of period             $ 69,573     $ 53,766
                                                          ========     ========



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BANDAG, INCORPORATED AND SUBSIDIARIES

                                                             (In thousands)
                                                        ----------    ----------
                                                         Mar. 31,      Dec. 31,
                                                        ----------    ----------
Unaudited Condensed Consolidated
  Balance Sheets                                           2000         1999
--------------------------------------------------------------------------------
ASSETS:

Cash and cash equivalents                               $  69,573     $  50,633
Investments                                                10,870         9,461
Accounts receivable - net                                 171,232       199,710
Inventories:
  Finished products                                       105,500        94,278
  Materials & work-in-process                              16,070        16,244
                                                        ---------     ---------
                                                          121,570       110,522
Other current assets                                       58,278        57,792
                                                        ---------     ---------
  Total current assets                                    431,523       428,118
Property, plant, and equipment                            506,698       502,787
  Less accumulated depreciation                          (311,285)     (304,802)
                                                        ---------     ---------
                                                          195,413       197,985
Other assets, net                                          93,576        96,318
                                                        ---------     ---------
  Total assets                                          $ 720,512     $ 722,421
                                                        =========     =========


LIABILITIES & STOCKHOLDERS' EQUITY:
Accounts payable                                        $  26,703     $  33,472
Income taxes payable                                       22,871        18,998
Accrued employee compensation and benefits                 22,645        25,530
Accrued marketing expenses                                 25,713        27,190
Other accrued expenses                                     47,130        45,823
Short-term notes payable and current
 portion of other obligations                               2,587         3,040
                                                        ---------     ---------
  Total current liabilities                               147,649       154,053
Long-term debt and other obligations                      111,278       111,151
Deferred income tax liabilities                             3,380         3,142

Stockholders' equity:
  Common Stock; $1 par value; authorized -
   21,500,000 shares;
    Issued and outstanding -
     9,088,956 shares in 2000; 9,088,403 in 1999            9,089         9,088

  Class A Common Stock; $1 par value; authorized -
   50,000,000 shares;
    Issued and outstanding -
     9,637,554 shares in 2000; 9,637,187 in 1999            9,638         9,637

  Class B Common Stock; $1 par value; authorized -
   8,500,000 shares;
    Issued and outstanding -
     2,045,075 shares in 2000; 2,045,251 in 1999            2,045         2,045

  Additional paid-in capital                                7,524         7,476
  Retained earnings                                       460,086       456,247
  Equity adjustment from foreign
   currency translation                                   (30,177)      (30,418)
                                                        ---------     ---------
    Total equity                                          458,205       454,075
                                                        ---------     ---------
    Total liabilities & stockholders' equity            $ 720,512     $ 722,421
                                                        =========     =========